EXHIBIT 10



                               MATERIAL CONTRACTS






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                           JRE INC SPIN OFF AGREEMENT
                                WITH PREDECESSOR
                                  J ESPO'S INC.

                              ASSIGNMENT AGREEMENT

     In consideration of good and valuable consideration, receipt of which is hereby ackowledged between J Espo's Inc. and JRE Inc. on December 5, 2000, or such or extended time as JRE Inc. shall deem desirable. All assets, liabilities, an the on-going business operations of J Espo's Inc. Internet Retail and Wholesale Divisions, wherever located and of every nature and description be and the same hereby are transferred and assigned to JRE Inc., a New York domestic business corporation, and as soon as practicable after the closing of an Agreement and Plan of Reorganization, and compliance with or exemption from applicable laws, rules, and regulations concerning the public issuance of securities, one share of common stock of JRE Inc., on a one to one basis, shall be issued to each and every shareholder of rcjcord of J Espo's Inc. as of December 18, 2000.


Dated:   East Hampton, New York
         December 05, 2000


                                             J Espo's Inc.

                                             By:  /s/  Jeffrey R. Esposito
                                                  ------------------------------
                                                  Jeffrey R. Esposito, President



ACCEPTED AND AGREED:

JRE Inc.

By:  /s/  Jeffrey R. Esposito
     --------------------------------
     Jeffrey R. Esposito, President


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                                 Lease Agreement



Landlord:               Old Barn Development Corp

Tenant:                 JRE Inc.


Premises:               57 Main Street
                        Office Suite
                        East Hampton, New York 11937


Terms:                  January 1, 2002 through December 31,2002
                        $500.00 per month




/s/  Jeffrey R Esposito
------------------------------------
Landlord
Jeffrey R. Esposito
December 29, 2001



/s/  Jeffrey R. Esposito
-----------------------------------
Jeffrey R Esposito, President
JRE Inc.
December 29, 2001



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                                   Signatures


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             /s/  Jeffrey R. Esposito
                                             -----------------------------------
                                                       (Registrant)

Date:   1/3/01                               By:  /s/  Jeffrey R. Esposito
                                                  ------------------------------
                                                        (Signature)